                                                                Exhibit 10.28


                       PRODUCT PURCHASE AND SALE AGREEMENT


        This Product Purchase and Sale Agreement ("Agreement"), effective as of February 23, 2000 (the "Effective Date"), is made by and between Accelerated Networks, Inc., a California corporation with its principal place of business at 301 Science Drive, Moorpark CA, 93021 ("SELLER") and UniDial Communications, Inc. with its principal place of business 1901 East Point Parkway, Louisville, KY 40223 ("CUSTOMER"). CUSTOMER AND SELLER are also referred to collectively as the "Parties." The Parties agree as follows:

1.      PRODUCT ORDERS

1.1 Purchase Order. On the effective date of this agreement, CUSTOMER will submit a purchase order for SELLER's products described in Attachment A ("Products") having an aggregate purchase price of at least $10,000,000 (the "Purchase Order"). Delivery dates will be [***] in calendar --- Quarter One of 2000 and [***] in Quarters Two, Three and Four --- respectively. CUSTOMER may apply overage purchases to the following Quarter's commitment level. CUSTOMER may specify the carrier and mode of transportation for shipment of Product. Terms and conditions contained in any purchase order, confirmation, invoice, acknowledgment, release, acceptance or other written correspondence will not only modify any of the terms of this Agreement and the terms of this shall be controlling over any inconsistent or conflicting terms.

1.2 Subsequent Purchase Orders. During the term of this Agreement, CUSTOMER may submit purchase orders in addition to the Purchase Order described in Section 1.1. The terms of this Agreement shall apply to all such additional purchase orders.

1.3 Submission of Orders. All purchase orders shall be sent by fax to the following address:

        Accelerated Networks
        301 Science Drive
        Moorpark, CA 93021
        Attn: Sales Administration
        Fax (805) 553-9696

1.4 Purchase Order Cancellation, Rescheduling and Alterations. CUSTOMER may cancel delivery of Products pursuant to a purchase order without charge upon written notice to SELLER not less than [***] prior to the scheduled delivery date. CUSTOMER will be responsible for payment of one hundred percent (100%) of the amount of any portion of a purchase order that is canceled less than [***] prior to the scheduled delivery date. CUSTOMER may reschedule delivery date of Products pursuant to a purchase order without charge upon written notice to SELLER not less than [***] prior to the scheduled delivery date. This reschedule of delivery of Products by SELLER can only be done two (2) times per purchase order and the revised delivery date cannot be greater than [***] from the originally scheduled delivery date. CUSTOMER may alter a purchase order with a written purchase order change notice to SELLER not less than [***] prior to the scheduled delivery date. Alterations would include (i) change a location for delivery, (ii) modify the quantity or type of Products to be delivered or (iii) correct typographical or clerical errors.

*** Confidential treatment has been requested for certain redacted provisions of this agreement. The redacted provisions are identified by three asterisks enclosed by brackets and underlined. The confidential portion has been filed separately with the Securities and Exchange Commission.

1.5 Pricing. Product prices payable by the CUSTOMER and applicable discounts are set forth in Attachment B. Prices are exclusive of all taxes, customs duties or similar tariffs and fees, shipping and insurance charges which SELLER may be required to pay or collect upon the sale or delivery of the Products or upon collection of the sales price, all of which shall be CUSTOMER's responsibility.

1.6 Payment. Terms of payment are net thirty (30) days of SELLER's invoice date, unless SELLER at any time determines that CUSTOMER's credit is not satisfactory, in which case payment terms shall be, at SELLER's election, C.O.D., in advance of delivery or by irrevocable letter of credit in favor of SELLER. All payments shall be made in U.S. dollars in the United States.

2.      DELIVERY AND ACCEPTANCE

2.1 Delivery. Products are delivered FOB SELLER's plant or other place of shipment. Shipments will be made to the delivery address specified on CUSTOMER's purchase order. In the absence of a specified delivery address, delivery will be made to CUSTOMER's Louisville facility. Shipping arrangements will be mutually agreed upon by the Parties prior to delivery. SELLER shall use its commercially reasonable efforts to fill (by full or partial shipment) CUSTOMER's purchase orders for Products within [***] of receiving purchase order.

2.2 Inspection and Acceptance of Deliveries. CUSTOMER shall have the right to visually inspect all Products ordered pursuant to this Agreement for a period of [***] following delivery. If the delivered Product(s) fails to conform to the applicable purchase order or release, in whole or in part, CUSTOMER may reject the delivery and CUSTOMER shall promptly return the rejected Product(s) to SELLER at SELLER's risk and expense. Upon receipt of the rejected Product(s), SELLER will promptly ship replacement Product(s) to CUSTOMER.

2.3 Pre-shipment Review. If reasonably requested by CUSTOMER, a representative of CUSTOMER may participate, to the extent applicable, in SELLER's preshipment configuration, prestaging and inspection of Product at SELLER's facility.

3.      SOFTWARE LICENSE

3.1 License Grant. SELLER grants CUSTOMER, subject to the terms and conditions set forth in this Agreement, a non-exclusive, non-transferable, non-sublicenseable license to (i) use the software comprising any Product (including software contained in firmware embedded in a Product) ("Software") and (ii) distribute the Software to CUSTOMER's end-user customers together with SELLER's standard End User Software License Agreement in conjunction with CUSTOMER's product and service offerings. All copies of the Software are licensed and not sold. As between the Parties, SELLER retains all title to (except as expressly licensed by SELLER)s, and rights (including all intellectual property and proprietary rights anywhere in the world) and interest in the Software.

3.2 License Regulations. CUSTOMER shall not, nor permit others to (i) copy, modify or create any derivative work of the Software or include the Software in any other software (ii) delete, alter or obscure any copyright or other notice or proprietary legend appearing in the Software or on any documentation, media, master or package materials for the Software provided by SELLER or (iii) reverse assemble, decompile, reverse engineer or otherwise attempt to derive the source code (or the underlying ideas, structure, sequence, organization or algorithms) from the Software.

4. MONTHLY MEETINGS. SELLER and CUSTOMER shall each designate at least one representative to serve as a liaison with the other party (each a "Representative"). The Representatives shall meet, either in person or by telephone, to discuss in good faith matters relating to this Agreement including Product delivery schedules, joint marketing activities, sales training needs, price changes and new Product features and


*** Confidential treatment has been requested for certain redacted provisions of this agreement. The redacted provisions are identified by three asterisks enclosed by brackets and underlined. The confidential portion has been filed separately with the Securities and Exchange Commission.

        enhancements. Such meetings shall take place on a monthly basis at a mutually agreed upon location. Each party shall bear its own costs incurred in attending or participating in such meetings.

5.      SELLER'S WARRANTY

5.1     Product Warranty. SELLER warrants to CUSTOMER (i) for a period of one
        (1) year from the date of shipment, that the hardware Products will be free from material defects in materials and workmanship, (ii) for a period of ninety (90) days from the date of shipment, the Software will perform substantial in accordance with applicable specifications identified in the user manual of the then current release and (iii) services performed by SELLER hereunder will be performed in a professional and workmanlike manner and in accordance with current industry standards. SELLER's warranty does not extend to any Product that (a) is modified or altered, (b) is not maintained to SELLER's maintenance recommendations (c) is operated in a manner other than that specified by SELLER, (d) has its serial number removed or altered or (e) is treated with abuse, negligence or other improper treatment (including, without limitation, use outside the recommended environment).

5.2 Remedies. Products delivered to CUSTOMER by SELLER hereunder which do not comply with the warranty in Section 5.1 above and are returned to SELLER during the applicable warranty period will be repaired or replaced at SELLER's option at no cost to CUSTOMER. If SELLER cannot, or determines that it is not practical to, repair or replace a returned Product, the price paid by CUSTOMER for such Product will be credited and applied to future orders.

5.3 Disclaimer. SELLER MAKES NO WARRANTIES (OTHER THAN AS EXPRESSLY PROVIDED IN SECTION 5.1 ABOVE) WITH RESPECT TO THE PRODUCTS, OR ANY SERVICES AND DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT. FURTHER, SELLER DOES NOT WARRANT THE USE, OR THE RESULTS OF THE USE, OF THE PRODUCTS OR THAT ANY SOFTWARE WILL BE ERROR-FREE.

5.4 Year 2000 Compliance Warranty. Seller represents and warrants the ("Year 2000 Warranty') that (a) all Calendar-Related processing by the Products and Special Products of Date Data or of any System Date will not cause the Products to cease to operate substantially in accordance with the Specifications, (b) all data fields for the Date Data contained in the Products are four-digit fields capable of indicating century and millennium, and (c) that Seller has verified through its testing procedures that no change in the System Date (including the changes from the year 1999 to the year 2000) will cause the Products or the Special Products to cease to operate substantially in accordance with their Specifications. Notwithstanding any provision to the contrary set forth in this Agreement, Seller makes no representation or warranty with respect to the Products or Special Products operating in conjunction with any computer software, computer firmware, computer hardware, or any combination of the foregoing supplied by third parties.

6. CUSTOMER'S REPRESENTATIONS AND WARRANTIES. CUSTOMER represents, warrants and covenants that (i) it shall comply with good business practices and all laws and regulations relevant to this Agreement or the subject matter hereof, (ii) it shall use the then current names used by SELLER for the Products provided that all advertisements, promotional materials, packaging and anything else bearing any trademark of SELLER's shall identify SELLER as the trademark owner and shall be subject to SELLER's prior written approval and (iii) shall comply with all export laws, restrictions, national security controls and regulations of the United States or other applicable foreign agency or authority, and not to export or re-export, or allow the export or re-export of any Product or Proprietary Information of SELLER or any direct product thereof in violation of any such restrictions, laws or regulations, or without all required licenses and proper authorizations, any Group D-I or E-2 country (or national of such country) specified in the then current U.S. Export Administration Regulations (or any successor supplement or regulations).

7. LIMITATION OF LIABILITY. NEITHER PARTY WILL BE LIABLE WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR (I) ANY AMOUNTS IN EXCESS IN THE AGGREGATE OF THE AMOUNTS PAID TO IT (IN THE CASE OF SELLER) OR (IN THE CASE OF

        CUSTOMER) PAID OR OWED BY IT HEREUNDER DURING THE TWELVE (12)-MONTH PERIOD PRIOR TO DATE THE CAUSE OF ACTION AROSE OR (II) ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOST PROFITS OR LOST DATA OR (III) COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY OR SERVICES. THE LIMITATIONS OF THIS SECTION 7 SHALL NOT APPLY TO ANY BREACH OF SECTION 3.2 OR 9.

8. RELATIONSHIP OF THE PARTIES. CUSTOMER expressly acknowledges that it is an independent contractor in the performance of this Agreement, and is solely liable for all labor and related expenses in connection with this Agreement. CUSTOMER will not have, and will not represent that it has, any power, right or authority to bind SELLER, or to assume or create any obligation or responsibility, express or implied, on behalf of SELLER.

9. PROPRIETARY INFORMATION. The Parties acknowledge that in the course of performing their duties under this Agreement, each may obtain confidential and proprietary information of the other ("Proprietary Information"). Such Proprietary Information may include, but is not limited to, trade secrets, know-how, inventions, techniques, processes, programs, schematics, software source code, data, customer lists, financial information, and sales and marketing plans. Each party shall at all times keep in trust and confidence all Proprietary Information of the other party and, during the term of this Agreement and for five (5) years after its termination, shall not use such Proprietary Information other than in the course of performing its duties under this Agreement nor shall it disclose any such Proprietary Information to any third party without the written consent of the other. Upon termination or expiration of this Agreement or upon the request of the disclosing party, each party shall promptly return all manifestations of the other's Proprietary Information in its possession.

10.     TERM AND TERMINATION.

10.1 Term. This Agreement shall commence on the Effective Date and shall remain in force for a period of One (1) year unless earlier terminated as provided in this Section 10. Thereafter, this Agreement shall automatically renew for successive one (1)-year terms unless a party provide written notice to the other party no later than sixty (60) days prior to the expiration of the then current terms of such party's intent not to renew.

10.2 Termination for Convenience. This Agreement may be terminated at any time, with or without cause, by either party upon ninety (90) days prior written notice to the other party.

10.3 Termination for Cause. This Agreement may be terminated by either party for cause immediately by written notice upon the occurrence of any of the following events: (i) if the other ceases to do business, or otherwise terminates its business operations, provided, however, that the acquisition of all or substantially all of a party's stock, assets or business shall not be grounds for termination of this Agreement; or
        (ii) if the other breaches any material provision of this Agreement and fails to cure such breach within thirty (30) days of written notice describing the breach; provided, however, that a breach of the obligations set forth in Section 3.2 or 9 and shall be grounds for immediate termination of this Agreement by the non-breaching party, or
        (iii) if the other becomes insolvent or seeks protection under any bankruptcy, receivership, trust deed, creditors arrangement, composition or comparable proceeding, or if such proceeding is instituted against the other (and not dismissed within ninety (90) days).

10.4 Effect of Termination. Upon any termination or expiration of this Agreement, all pending purchase orders for release of Products shall be canceled as of the effective date of termination or expiration, all sums payable to SELLER shall be due and payable on the effective date of termination of expiration and all licenses granted to CUSTOMER under this Agreement shall immediately terminate, and CUSTOMER shall discontinue all use and distribution of the Products. Upon an end-user acquiring a copy of the Software pursuant to an End-User License Agreement, the end-user shall be entitled to use that copy of the Software, subject to the terms and conditions of the End-User License Agreement.

11. PUBLICITY. The Parties shall announce this Agreement and the establishment of the relationship between CUSTOMER and SELLER under this Agreement pursuant to a joint press release to be mutually agreed upon. The Parties agree to submit to each other for approval all other press releases relating to this Agreement and to not publish any press release without prior approval of the other party, which approval shall not be unreasonably withheld.

12. ASSIGNMENT. This Agreement shall be binding on successors and assigns provided, however, this Agreement may not be assigned or transferred by CUSTOMER without the prior written consent of the SELLER, which consent shall not be unreasonably withheld. Any purported assignment in violation of this Section 12 shall be null and void.

13.     MISCELLANEOUS

13.1 No Waiver. A waiver by either party of any provision of this Agreement or breach, in any one instance, shall not be construed as a waiver of any other provision or subsequent breach thereof.

13.2 Notices. All notices or communications of any kind made or required to be given pursuant to this Agreement shall be in writing and delivered by personal service to the other party or sent by first class mail, postage prepaid to the address for such party specified in this first paragraph of this Agreement or such other address as such party shall provide notice of in accordance with this Section 13.2.

13.3 Governing Law Legal Actions. This Agreement shall be governed and construed under California law, without regard to conflicts of laws provisions thereof. Any controversy, claim or dispute between the parties to this Agreement arising out of, in connection with, or in relation to the interpretation, validity, performance or breach of this Agreement shall, at the request of either party, be resolved to the exclusion of a court of law by binding arbitration in Ventura County, California, in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect (but. nonetheless the arbitration itself shall not be conducted under the auspices of such Association unless the parties shall expressly so agree). The arbitrator(s) shall be empowered to award relief which is legal and/or equitable in nature, as appropriate. Except to the extent expressly contradicted by the Commercial Arbitration Rules of the American Arbitration Association and/or this Agreement, the arbitration provisions of Section 1280 et seq. (Part 3, Title 9) (with the exception of Section 1283.05) of the California Code of Civil Procedure shall be fully applicable to this Agreement. For purposes of California Code of Civil Procedure Section 1281.8 (relating to court issuance of provisional remedies), the parties agree that in any controversy, claim or dispute involving the Proprietary Information section of this Agreement and/or the protection of any intellectual property, it shall be conclusively presumed, if a party is otherwise entitled to have a court issue a provisional remedy, that the arbitration award to which the party may be entitled may be rendered ineffectual without provisional remedy.

13.4 Severability. If any provisions of this Agreement is held by a court of competent jurisdiction to be illegal, invalid or unenforceable, that provision shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable.

13.5 Force Majeure. A party shall not be liable for non-performance or delay in performance (other than of payment or confidentiality obligations) caused by any event reasonably beyond the control of such party including, but not limited to wars, hostilities, revolutions, riots, civil commotion, national emergency, strikes, lockouts or other labor disputes or shortages or inability to obtain material or equipment, unavailability of supplies, compliance with laws or regulation (including, without limitation, those related to infringement), epidemics, fire, flood, earthquake, force of nature, explosion, embargo, or any Act of God, or any law, proclamation, regulation, ordinance or other act or order of any court, government or governmental agency.

13.6 Entire Agreement Amendment. This Agreement, including all Attachments to this Agreement, constitutes the entire agreement between the parties relating to the subject matter hereof and all prior or simultaneous proposals, negotiations, representations, conversations, discussions and agreements, whether written or oral, among the parties and all past dealing or industry custom. This Agreement may not be amended except by a writing signed by the Parties.

13.7 This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement effective as the Effective Date.



By:  /s/ Suresh Nihalani                   By:  /s/ Michael Johnson
     --------------------------------           --------------------------------
Name:  Suresh Nihalani                     Name:  Michael Johnson
       ------------------------------             ------------------------------
Title:    President and CEO                Title:    CTO
       ------------------------------             ------------------------------
Date:    March 17, 2000                    Date:    February 23, 2000
       ------------------------------             ------------------------------

                                   ATTACHMENT A

--------------------------------------------------------------------------------
Products                         Description
--------------------------------------------------------------------------------
AN-3220                  AN-3200 20-slot 23" Chassis. - 48 VDC power
--------------------------------------------------------------------------------
SYSMOD1-DS3-2            System Combo Card includes system processor, 1-port
                         Ethernet 10/100TX, 1 console port. 2 PREINSTALLED DS-3
                         (45MBPS) ATM WAN UPLINK DAUGHTERCARDS.
--------------------------------------------------------------------------------
LC12-T1                  12-channel line card supports ATM over unchannelized
                         T1.12 integral T1 modems with CSU/DSU on daughtercards.
--------------------------------------------------------------------------------
VSIC-8TC                 8-channel T1 and Voice Server Card with hardware
                         support for voice compression. 8DS-1 channelized T1
                         digital voice interfaces for connection to PBX or Class
                         5 switches. Supports 192 channels of G.711 PCM or 96
                         voice channels of voice compression. Supports G.168
                         echo cancellation and structured CES service via CBR
                         voice over AAL1 and rtVBR voice over AAL2. Hardware
                         ready for G.726. Software for compression is sold
                         separately. REQUIRES MULTI-SERVICE GATEWAY SYSTEM
                         SOFTWARE.
--------------------------------------------------------------------------------
MSAP-SW-GW2.2            Multi-Service Gateway System software version 2.2.
                         Required with any purchase of voice module with MSAP
                         unit.
--------------------------------------------------------------------------------
MSAP-SW-VCMP3.0          G.726 Voice compression software for 96 voice channels
                         Voice Server Card. THIS OPTION MUST BE PURCHASED FOR
                         EACH VOICE SERVER CARD THAT NEEDS VOICE COMPRESSION.
--------------------------------------------------------------------------------
AP v2.4                  Access Pilot EMS S/W support 50 fully loaded MSAPs.
--------------------------------------------------------------------------------
AN-30T                   Integrated Access Device Base Unit. 1-port Ethernet
                         10/100TX, 2-ports Serial V.35/V.11(Slimline 26
                         connectors), 1-port ATM WAN over unchannelized T1 up to
                         1.544Mbps with built-in CSU/DSU, and 1-slot for factory
                         installed Voice Interface Module. Includes manual,
                         Ethernet cable, and SDSL cable. REQUIRES SLIMLINE 26
                         CONNECTOR TO V.35 SERIAL CABLE (CDXEXXX-XX), PLEASE
                         REFER TO THE CABLING SECTION OF THE PRICE LIST FOR
                         ORDERING OPTIONS. REQUIRES A CONFIGURATION WORKSHEET
                         WITH EVERY ORDER.
--------------------------------------------------------------------------------
AN-30VM-D24C             Digital Voice Module for AN-30. 24-DS0 digital voice
                         channels with 2-ports T1 for drop & insert
                         functionality. Hardware supports G.711 PCM and G.168
                         echo cancellation. Hardware ready for voice compression
                         requirements. Software for compression is sold
                         separately.
--------------------------------------------------------------------------------
AN-30-SW-DCMP3.0         G.726 ADPCM voice compression software for 24-ports
                         digital voice module.
--------------------------------------------------------------------------------
AN-30-SW-DSS2.2          Dynamic Service Selection Software for the AN-30 IAD.
--------------------------------------------------------------------------------
AN-30-SW-B2.2            Basic System Software version 2.2 for the AN-30 IAD.
                         W/routing.
--------------------------------------------------------------------------------
AN-20T                   Integrated Access Device Base Unit. Includes 1-port
                         Ethernet 10BT and 1-port ATM WAN over unchannelized T1
                         (integral CSU/DSU).
--------------------------------------------------------------------------------
AN-20-SW-B2.2            Basic System Software version 2.2 for the AN-20 IAD.
                         W/routing.
--------------------------------------------------------------------------------
AN-20-SW-DSS2.2          Dynamic Service Selection Software version 2.2 for the
                         AN-20 IAD.
--------------------------------------------------------------------------------

                                  ATTACHMENT B
                       PRODUCT PRICES AND DISCOUNT LEVELS

SHIPMENT SCHEDULE FOR Q1/2000:

------------------------------------------------------------------------------------------------------------------------------------
LINE        QTY         MODEL NO.                          DESCRIPTION                         LIST      DISCOUNT      DISCOUNT
ITEM                                                                                          PRICE        RATE          PRICE
------------------------------------------------------------------------------------------------------------------------------------
    1      [***]   AN-3220              AN-3200 20-slot 23" Chassis. - 48 VDC power.         $ 7,995        [***]        [***]
            ---                                                                                  ---         ---          ---
------------------------------------------------------------------------------------------------------------------------------------
    2      [***]   SYSMOD1-DS3-2        System Combo Card includes system processor,         $ 7,085        [***]        [***]
            ---                         1-port Ethernet 10/100TX, 1 console port.  2             ---         ---          ---
                                        PREINSTALLED DS-3 (45MBPS) ATM WAN UPLINK
                                        DAUGHTERCARDS.
------------------------------------------------------------------------------------------------------------------------------------
    3      [***]   LC12-T1              12-channel line card supports ATM over               $ 8,995        [***]        [***]
            ---                         unchannelized T1.12 integral T1 modems with              ---         ---          ---
                                        CSU/DSU on daughtercards.
------------------------------------------------------------------------------------------------------------------------------------
    4      [***]   VSIC-8TC             8-channel T1 and Voice Server Card with hardware     $18,995        [***]        [***]
            ---                         support for voice compression. 8 DS-1                    ---         ---          ---
                                        channelized T1 digital voice interfaces
                                        for connection to PBX or Class 5
                                        switches. Supports 192 channels of G.711
                                        PCM or 96 voice channels of voice
                                        compression. Supports G.168 echo
                                        cancellation and structured CES service
                                        via CBR voice over AAL1 and rtVBR voice
                                        over AAL2. Hardware ready for G.726.
                                        Software for compression is sold
                                        separately. REQUIRED MULTI-SERVICE
                                        GATEWAY SYSTEM SOFTWARE.
------------------------------------------------------------------------------------------------------------------------------------
    5      [***]   MSAP-SW-GW3.0        Multi-Service Gateway System software version 3.0    $ 4,995        [***]        [***]
            ---                         Required with any purchase of voice                      ---         ---          ---
                                        module with MSAP unit.
------------------------------------------------------------------------------------------------------------------------------------
    6      [***]   MSAP-SW-VCMP3.0      G.726 Voice compression software for 96 voice        $ 2,995        [***]        [***]
            ---                         channels Voice Server Card.                              ---         ---          ---
                                        THIS OPTION MUST BE PURCHASED FOR EACH
                                        VOICE SERVER CARD THAT NEEDS VOICE
                                        COMPRESSION.
------------------------------------------------------------------------------------------------------------------------------------
    7      [***]   AP v2.4              Access Pilot EMS S/W support 50 fully loaded MSAPs   $ 9,995        [***]        [***]
            ---                                                                                  ---         ---          ---
------------------------------------------------------------------------------------------------------------------------------------

---------------
EXTENDED PRICE

---------------
    [***]
     ---
---------------
    [***]
     ---



---------------
    [***]
     ---


---------------
    [***]
     ---












---------------
    [***]
     ---


---------------
    [***]
     ---




---------------
    [***]
     ---
---------------


*** Confidential treatment has been requested for certain redacted provisions of this agreement. The redacted provisions are identified by three asterisks enclosed by brackets and underlined. The confidential portion has been filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------------------------
  LINE      QTY         MODEL NO.                          DESCRIPTION                     LIST        DISCOUNT       DISCOUNT
  ITEM                                                                                     PRICE         RATE           PRICE
------------------------------------------------------------------------------------------------------------------------------------
    8      [***]   AN-30T               Integrated Access Device Base Unit.  1-port        $2,395        [***]        [***]
            ---                         Ethernet 10/100TX, 2-ports Serial                     ---         ---          ---
                                        V.35/V.11 (Slimline 26 connectors),
                                        1-port ATM WAN over unchannelized T1 up
                                        to 1.544 Mbps with built-in CSU/DSU, and
                                        1-slot for factory installed Voice
                                        Interface Module. Includes manual,
                                        Ethernet cable, and SDSL cable. REQUIRES
                                        SLIMLINE 26 CONNECTOR TO V.35 SERIAL
                                        CABLE (CDXEXXX-XX), PLEASE REFER TO THE
                                        CABLING SECTION OF THE PRICE LIST FOR
                                        ORDERING OPTIONS. REQUIRES A
                                        CONFIGURATION WORKSHEET WITH EVERY
                                        ORDER.
------------------------------------------------------------------------------------------------------------------------------------
    9      [***]   AN-30VM-D24C         Digital Voice Module for AN-30.  24-DS0 digital    $3,600        [***]        [***]
            ---                         voice channels with 2-ports T1 for drop               ---         ---          ---
                                        & insert functionality. Hardware
                                        supports G.711 PCM and G.168 echo
                                        cancellation. Hardware ready for voice
                                        compression requirements. Software for
                                        compression is sold separately.
------------------------------------------------------------------------------------------------------------------------------------
   11      [***]   AN-30-SW-DCMP3.0     G.726 ADPCM voice compression software for         $  695        [***]        [***]
            ---                         24-ports digital voice module.                        ---         ---          ---
------------------------------------------------------------------------------------------------------------------------------------
   12      [***]   AN-30-SW-DSS2.2      Dynamic Service Selection Software for the AN-30   $  300        [***]        [***]
            ---                         IAD.                                                  ---         ---          ---
------------------------------------------------------------------------------------------------------------------------------------
   13      [***]   AN-30-SW-B3.0        Basic System Software version 2.2 for the AN-30         0        [***]        [***]
            ---                         IAD. W/routing                                        ---         ---          ---

------------------------------------------------------------------------------------------------------------------------------------
   14      [***]   AN-20T               Integrated Access Device Base Unit.  Includes      $  895        [***]        [***]
            ---                         1-port Ethernet 10BT and 1-port ATM WAN               ---         ---          ---
                                        over unchannelized T1 (integral
                                        CSU/DSU).
------------------------------------------------------------------------------------------------------------------------------------
   15      [***]   AN-20-SW-B2.2        Basic System Software version 2.2 for the AN-20         0        [***]        [***]
            ---                         IAD. W/routing.                                       ---         ---          ---

------------------------------------------------------------------------------------------------------------------------------------
   16      [***]   AN-20-SW-DSS2.2      Dynamic Service Selection Software version 2.2     $  200        [***]        [***]
            ---                         for the AN-20 IAD.                                    ---         ---          ---

------------------------------------------------------------------------------------------------------------------------------------


------------
   EXTENDED
    PRICE
------------
    [***]
     ---







---------------
    [***]
     ---






---------------
    [***]
     ---

---------------
    [***]
     ---

---------------
    [***]
     ---

---------------
    [***]
     ---



---------------
    [***]
     ---

---------------
    [***]
     ---

---------------
    [***]
---------------

*** Confidential treatment has been requested for certain redacted provisions of this agreement. The redacted provisions are identified by three asterisks enclosed by brackets and underlined. The confidential portion has been filed separately with the Securities and Exchange Commission.

SHIPMENT SCHEDULE FOR Q2/2000:

------------------------------------------------------------------------------------------------------------------------------------
  LINE      QTY         MODEL NO.                          DESCRIPTION                     LIST        DISCOUNT       DISCOUNT
  ITEM                                                                                     PRICE         RATE           PRICE
------------------------------------------------------------------------------------------------------------------------------------
    1      [***]   AN-3220              AN-3200 20-slot 23" Chassis. - 48 VDC power.     $ 7,995         [***]        [***]
            ---                                                                              ---          ---          ---
------------------------------------------------------------------------------------------------------------------------------------
    2      [***]   SYSMOD1-DS3-2        System Combo Card includes system processor,     $ 7,085         [***]        [***]
            ---                         1-port Ethernet 10/100TX, 1 console port.  2         ---          ---          ---
                                        PREINSTALLED DS-3 (45MBPS) ATM WAN UPLINK
                                        DAUGHTERCARDS.
------------------------------------------------------------------------------------------------------------------------------------
    3      [***]   LC12-T1              12-channel line card supports ATM over           $ 8,995         [***]        [***]
            ---                         unchannelized T1.12 integral T1 modems with          ---          ---          ---
                                        CSU/DSU on daughtercards.
------------------------------------------------------------------------------------------------------------------------------------
    4      [***]   VSIC-8TC             8-channel T1 and Voice Server Card with          $18,995         [***]        [***]
            ---                         hardware support for voice compression.              ---          ---          ---
                                        8 DS-1 channelized T1 digital voice
                                        interfaces for connection to PBX or
                                        Class 5 switches. Supports 192 channels
                                        of G.711 PCM or 96 voice channels of
                                        voice compression. Supports G.168 echo
                                        cancellation and structured CES service
                                        via CBR voice over AAL1 and rtVBR voice
                                        over AAL2. Hardware ready for G.726.
                                        Software for compression is sold
                                        separately. REQUIRED MULTI-SERVICE
                                        GATEWAY SYSTEM SOFTWARE.
------------------------------------------------------------------------------------------------------------------------------------
    5      [***]   MSAP-SW-GW3.0        Multi-Service Gateway System software            $ 4,995         [***]        [***]
            ---                         version 3.0                                         ---           ---          ---
                                        Required with any purchase of voice
                                        module with MSAP unit.
------------------------------------------------------------------------------------------------------------------------------------
    6      [***]   MSAP-SW-VCMP3.0      G.726 Voice compression software for 96          $ 2,995         [***]        [***]
            ---                         voice channels Voice Server Card.                    ---          ---          ---
                                        THIS OPTION MUST BE PURCHASED FOR EACH
                                        VOICE SERVER CARD THAT NEEDS VOICE
                                        COMPRESSION.
------------------------------------------------------------------------------------------------------------------------------------


------------
EXTENDED
 PRICE
------------
[***]
 ---
------------
[***]
 ---



------------
[***]
 ---


------------
[***]
 ---












------------
[***]
 ---



------------
[***]
 ---




------------

*** Confidential treatment has been requested for certain redacted provisions of this agreement. The redacted provisions are identified by three asterisks enclosed by brackets and underlined. The confidential portion has been filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------------------------
  LINE      QTY         MODEL NO.                          DESCRIPTION                     LIST        DISCOUNT     DISCOUNT
  ITEM                                                                                     PRICE         RATE         PRICE
------------------------------------------------------------------------------------------------------------------------------------
    7      [***]   AP v2.4              Access Pilot EMS S/W support 50 fully loaded     $9,995          [***]        [***]
            ---                         MSAPs                                               ---           ---          ---
------------------------------------------------------------------------------------------------------------------------------------
    8      [***]   AN-30T               Integrated Access Device Base Unit.  1-port      $2,395          [***]        [***]
            ---                         Ethernet 10/100TX, 2-ports Serial V.35/V.11         ---           ---          ---
                                        (Slimline 26 connectors), 1-port ATM WAN
                                        over unchannelized T1 up to 1.544 Mbps
                                        with built-in CSU/DSU, and 1-slot for
                                        factory installed Voice Interface
                                        Module. Includes manual, Ethernet cable,
                                        and SDSL cable. REQUIRES SLIMLINE 26
                                        CONNECTOR TO V.35 SERIAL CABLE
                                        (CDXEXXX-XX), PLEASE REFER TO THE
                                        CABLING SECTION OF THE PRICE LIST FOR
                                        ORDERING OPTIONS. REQUIRES A
                                        CONFIGURATION WORKSHEET WITH EVERY
                                        ORDER.
------------------------------------------------------------------------------------------------------------------------------------
    9      [***]   AN-30VM-D24C         Digital Voice Module for AN-30.  24-DS0          $3,600          [***]        [***]
            ---                         digital voice channels with 2-ports T1              ---           ---          ---
                                        for drop & insert functionality.
                                        Hardware supports G.711 PCM and G.168
                                        echo cancellation. Hardware ready for
                                        voice compression requirements. Software
                                        for compression is sold separately.
------------------------------------------------------------------------------------------------------------------------------------
   11      [***]   AN-30-SW-DCMP3.0     G.726 ADPCM voice compression software for       $  695          [***]        [***]
            ---                         24-ports digital voice module.                      ---           ---          ---
------------------------------------------------------------------------------------------------------------------------------------
   12      [***]   AN-30-SW-DSS2.2      Dynamic Service Selection Software for the       $  300          [***]        [***]
            ---                         AN-30 IAD.                                          ---           ---          ---
------------------------------------------------------------------------------------------------------------------------------------
   13      [***]   AN-30-SW-B3.0        Basic System Software version 2.2 for the             0          [***]        [***]
            ---                         AN-30 IAD. W/routing                                ---           ---          ---
------------------------------------------------------------------------------------------------------------------------------------
   14      [***]   AN-20T               Integrated Access Device Base Unit.              $  895          [***]        [***]
            ---                         Includes 1-port Ethernet 10BT and 1-port ATM        ---           ---          ---
                                        WAN over unchannelized T1 (integral
                                        CSU/DSU).
------------------------------------------------------------------------------------------------------------------------------------

------------
EXTENDED
  PRICE
------------
[***]
 ---

------------
[***]
 ---













------------
[***]
 ---






------------
[***]
 ---

------------
[***]
 ---

------------
[***]
 ---

------------
[***]
 ---



------------


*** Confidential treatment has been requested for certain redacted provisions of this agreement. The redacted provisions are identified by three asterisks enclosed by brackets and underlined. The confidential portion has been filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------------------------
  LINE      QTY         MODEL NO.                          DESCRIPTION                     LIST        DISCOUNT       DISCOUNT
  ITEM                                                                                     PRICE         RATE           PRICE
------------------------------------------------------------------------------------------------------------------------------------
   15      [***]   AN-20-SW-B2.2        Basic System Software version 2.2 for the             0          [***]        [***]
            ---                         AN-20 IAD. W/routing.                               ---           ---          ---
------------------------------------------------------------------------------------------------------------------------------------
   16      [***]   AN-20-SW-DSS2.2      Dynamic Service Selection Software version         $200          [***]        [***]
            ---                         2.2 for the AN-20 IAD.                              ---           ---          ---
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       TOTAL PRICE:
------------------------------------------------------------------------------------------------------------------------------------

------------
   EXTENDED
    PRICE
------------
[***]
 ---

------------
[***]
 ---

------------
[***]
------------


*** Confidential treatment has been requested for certain redacted provisions of this agreement. The redacted provisions are identified by three asterisks enclosed by brackets and underlined. The confidential portion has been filed separately with the Securities and Exchange Commission.

SHIPMENT SCHEDULE FOR Q3/2000:

------------------------------------------------------------------------------------------------------------------------------------
  LINE      QTY         MODEL NO.                          DESCRIPTION                     LIST        DISCOUNT       DISCOUNT
  ITEM                                                                                     PRICE         RATE           PRICE
------------------------------------------------------------------------------------------------------------------------------------
    1      [***]   AN-3220              AN-3200 20-slot 23" Chassis. - 48 VDC power.     $ 7,995         [***]        [***]
            ---                                                                             ---           ---          ---
------------------------------------------------------------------------------------------------------------------------------------
    2      [***]   SYSMOD1-DS3-2        System Combo Card includes system processor,     $ 7,085         [***]        [***]
            ---                         1-port Ethernet 10/100TX, 1 console port.  2        ---           ---          ---
                                        PREINSTALLED DS-3 (45MBPS) ATM WAN UPLINK
                                        DAUGHTERCARDS.
------------------------------------------------------------------------------------------------------------------------------------
    3      [***]   LC12-T1              12-channel line card supports ATM over           $ 8,995         [***]        [***]
            ---                         unchannelized T1.12 integral T1 modems with         ---           ---          ---
                                        CSU/DSU on daughtercards.
------------------------------------------------------------------------------------------------------------------------------------
    4      [***]   VSIC-8TC             8-channel T1 and Voice Server Card with          $18,995         [***]        [***]
            ---                         hardware support for voice compression.             ---           ---          ---
                                        8 DS-1 channelized T1 digital voice
                                        interfaces for connection to PBX or
                                        Class 5 switches. Supports 192 channels
                                        of G.711 PCM or 96 voice channels of
                                        voice compression. Supports G.168 echo
                                        cancellation and structured CES service
                                        via CBR voice over AAL1 and rtVBR voice
                                        over AAL2. Hardware ready for G.726.
                                        Software for compression is sold
                                        separately. REQUIRED MULTI-SERVICE
                                        GATEWAY SYSTEM SOFTWARE.
------------------------------------------------------------------------------------------------------------------------------------
    5      [***]   MSAP-SW-GW3.0        Multi-Service Gateway System software            $ 4,995         [***]        [***]
            ---                         version 3.0                                         ---           ---          ---
                                        Required with any purchase of voice
                                        module with MSAP unit.
------------------------------------------------------------------------------------------------------------------------------------
    6      [***]   MSAP-SW-VCMP3.0      G.726 Voice compression software for 96          $ 2,995         [***]        [***]
            ---                         voice channels Voice Server Card.                   ---           ---          ---
                                        THIS OPTION MUST BE PURCHASED FOR EACH
                                        VOICE SERVER CARD THAT NEEDS VOICE
                                        COMPRESSION.
------------------------------------------------------------------------------------------------------------------------------------

------------
   EXTENDED
    PRICE
------------
  [***]
   ---
------------
 [***]
  ---



------------
  [***]
   ---


------------
  [***]
   ---












------------
  [***]
   ---



------------
  [***]
   ---




------------


*** Confidential treatment has been requested for certain redacted provisions of this agreement. The redacted provisions are identified by three asterisks enclosed by brackets and underlined. The confidential portion has been filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------------------------
  LINE      QTY         MODEL NO.                          DESCRIPTION                     LIST        DISCOUNT       DISCOUNT
  ITEM                                                                                     PRICE         RATE           PRICE
------------------------------------------------------------------------------------------------------------------------------------
    7      [***]   AP v2.4              Access Pilot EMS S/W support 50 fully loaded     $ 9,995         [***]        [***]
            ---                         MSAPs                                               ---           ---          ---
------------------------------------------------------------------------------------------------------------------------------------
    8      [***]   AN-30T               Integrated Access Device Base Unit.  1-port      $ 2,395         [***]        [***]
            ---                         Ethernet 10/100TX, 2-ports Serial V.35/V.11         ---           ---          ---
                                        (Slimline 26 connectors), 1-port ATM WAN
                                        over unchannelized T1 up to 1.544 Mbps
                                        with built-in CSU/DSU, and 1-slot for
                                        factory installed Voice Interface
                                        Module. Includes manual, Ethernet cable,
                                        and SDSL cable. REQUIRES SLIMLINE 26
                                        CONNECTOR TO V.35 SERIAL CABLE
                                        (CDXEXXX-XX), PLEASE REFER TO THE
                                        CABLING SECTION OF THE PRICE LIST FOR
                                        ORDERING OPTIONS. REQUIRES A
                                        CONFIGURATION WORKSHEET WITH EVERY
                                        ORDER.
------------------------------------------------------------------------------------------------------------------------------------
    9      [***]   AN-30VM-D24C         Digital Voice Module for AN-30.  24-DS0          $ 3,600         [***]        [***]
            ---                         digital voice channels with 2-ports T1              ---           ---          ---
                                        for drop & insert functionality.
                                        Hardware supports G.711 PCM and G.168
                                        echo cancellation. Hardware ready for
                                        voice compression requirements. Software
                                        for compression is sold separately.
------------------------------------------------------------------------------------------------------------------------------------
   11      [***]   AN-30-SW-DCMP3.0     G.726 ADPCM voice compression software for       $   695         [***]        [***]
            ---                         24-ports digital voice module.                       ---          ---          ---
------------------------------------------------------------------------------------------------------------------------------------
   12      [***]   AN-30-SW-DSS2.2      Dynamic Service Selection Software for the       $   300         [***]        [***]
            ---                         AN-30 IAD.                                           ---          ---          ---
------------------------------------------------------------------------------------------------------------------------------------
   13      [***]   AN-30-SW-B3.0        Basic System Software version 2.2 for the              0         [***]        [***]
            ---                         AN-30 IAD. W/routing                                 ---          ---          ---
------------------------------------------------------------------------------------------------------------------------------------
   14      [***]   AN-20T               Integrated Access Device Base Unit.              $   895         [***]        [***]
            ---                         Includes 1-port Ethernet 10BT and 1-port ATM         ---          ---          ---
                                        WAN over unchannelized T1 (integral
                                        CSU/DSU).
------------------------------------------------------------------------------------------------------------------------------------


------------
   EXTENDED
    PRICE
------------
  [***]
   ---

------------
  [***]
   ---













------------
  [***]
   ---






------------
  [***]
   ---

------------
  [***]
   ---

------------
  [***]
   ---

------------
  [***]
   ---



------------

*** Confidential treatment has been requested for certain redacted provisions of this agreement. The redacted provisions are identified by three asterisks enclosed by brackets and underlined. The confidential portion has been filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------------------------
  LINE      QTY         MODEL NO.                          DESCRIPTION                     LIST        DISCOUNT       DISCOUNT
  ITEM                                                                                     PRICE         RATE           PRICE
------------------------------------------------------------------------------------------------------------------------------------
   15      [***]   AN-20-SW-B2.2        Basic System Software version 2.2 for the             0          [***]        [***]
            ---                         AN-20 IAD. W/routing.                               ---           ---          ---
------------------------------------------------------------------------------------------------------------------------------------
   16      [***]   AN-20-SW-DSS2.2      Dynamic Service Selection Software version         $200          [***]        [***]
            ---                         2.2 for the AN-20 IAD.                              ---           ---          ---
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       TOTAL PRICE:
------------------------------------------------------------------------------------------------------------------------------------


------------
   EXTENDED
    PRICE
------------
  [***]
   ---

------------
  [***]
   ---

------------
  [***]
------------

*** Confidential treatment has been requested for certain redacted provisions of this agreement. The redacted provisions are identified by three asterisks enclosed by brackets and underlined. The confidential portion has been filed separately with the Securities and Exchange Commission.

SHIPMENT SCHEDULE FOR Q4/2000:

------------------------------------------------------------------------------------------------------------------------------------
  LINE      QTY         MODEL NO.                          DESCRIPTION                     LIST        DISCOUNT       DISCOUNT
  ITEM                                                                                     PRICE         RATE           PRICE
------------------------------------------------------------------------------------------------------------------------------------
    1      [***]   AN-3220              AN-3200 20-slot 23" Chassis. -48 VDC power.      $ 7,995         [***]        [***]
            ---                                                                             ---           ---          ---
------------------------------------------------------------------------------------------------------------------------------------
    2      [***]   SYSMOD1-DS3-2        System Combo Card includes system processor,     $ 7,085         [***]        [***]
            ---                         1-port Ethernet 10/100TX, 1 console port.  2        ---           ---          ---
                                        PREINSTALLED DS-3 (45MBPS) ATM WAN UPLINK
                                        DAUGHTERCARDS.
------------------------------------------------------------------------------------------------------------------------------------
    3      [***]   LC12-T1              12-channel line card supports ATM over           $ 8,995         [***]        [***]
            ---                         unchannelized T1.12 integral T1 modems with         ---           ---          ---
                                        CSU/DSU on daughtercards.
------------------------------------------------------------------------------------------------------------------------------------
    4      [***]   VSIC-8TC             8-channel T1 and Voice Server Card with          $18,995         [***]        [***]
            ---                         hardware support for voice compression.             ---           ---          ---
                                        8 DS-1 channelized T1 digital voice
                                        interfaces for connection to PBX or
                                        Class 5 switches. Supports 192 channels
                                        of G.711 PCM or 96 voice channels of
                                        voice compression. Supports G.168 echo
                                        cancellation and structured CES service
                                        via CBR voice over AAL1 and rtVBR voice
                                        over AAL2. Hardware ready for G.726.
                                        Software for compression is sold
                                        separately. REQUIRED MULTI-SERVICE
                                        GATEWAY SYSTEM SOFTWARE.
------------------------------------------------------------------------------------------------------------------------------------
    5      [***]   MSAP-SW-GW3.0        Multi-Service Gateway System software            $ 4,995         [***]        [***]
            ---                         version 3.0                                         ---           ---          ---
                                        Required with any purchase of voice
                                        module with MSAP unit.
------------------------------------------------------------------------------------------------------------------------------------
    6      [***]   MSAP-SW-VCMP3.0      G.726 Voice compression software for 96          $ 2,995         [***]        [***]
            ---                         voice channels Voice Server Card.                   ---           ---          ---
                                        THIS OPTION MUST BE PURCHASED FOR EACH
                                        VOICE SERVER CARD THAT NEEDS VOICE
                                        COMPRESSION.
------------------------------------------------------------------------------------------------------------------------------------


------------
   EXTENDED
    PRICE
------------
[***]
 ---
------------
[***]
 ---



------------
[***]
 ---


------------
[***]
 ---












------------
[***]
 ---



------------
[***]
 ---




------------

*** Confidential treatment has been requested for certain redacted provisions of this agreement. The redacted provisions are identified by three asterisks enclosed by brackets and underlined. The confidential portion has been filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------------------------
  LINE      QTY         MODEL NO.                          DESCRIPTION                     LIST        DISCOUNT       DISCOUNT
  ITEM                                                                                     PRICE         RATE           PRICE
------------------------------------------------------------------------------------------------------------------------------------
    7      [***]   AP v2.4              Access Pilot EMS S/W support 50 fully loaded     $9,995          [***]        [***]
            ---                         MSAPs                                               ---           ---          ---
------------------------------------------------------------------------------------------------------------------------------------
    8      [***]   AN-30T               Integrated Access Device Base Unit.  1-port      $2,395          [***]        [***]
            ---                         Ethernet 10/100TX, 2-ports Serial V.35/V.11         ---           ---          ---
                                        (Slimline 26 connectors), 1-port ATM WAN
                                        over unchannelized T1 up to 1.544 Mbps with
                                        built-in CSU/DSU, and 1-slot for factory
                                        installed Voice SDSL cable. REQUIRES
                                        SLIMLINE 26 CONNECTOR TO V.35 SERIAL
                                        CABLE (CDXEXXX-XX), PLEASE REFER TO THE
                                        CABLING SECTION OF THE PRICE LIST FOR
                                        ORDERING OPTIONS. REQUIRES A
                                        CONFIGURATION WORKSHEET WITH EVERY
                                        ORDER.
------------------------------------------------------------------------------------------------------------------------------------
    9      [***]   AN-30VM-D24C         Digital Voice Module for AN-30.  24-DS0          $3,600          [***]        [***]
            ---                         digital voice channels with 2-ports T1              ---           ---          ---
                                        for drop & insert functionality.
                                        Hardware supports G.711 PCM and G.168
                                        echo cancellation. Hardware ready for
                                        voice compression requirements. Software
                                        for compression is sold separately.
------------------------------------------------------------------------------------------------------------------------------------
   11      [***]   AN-30-SW-DCMP3.0     G.726 ADPCM voice compression software for       $  695          [***]        [***]
            ---                         24-ports digital voice module.                      ---           ---          ---
------------------------------------------------------------------------------------------------------------------------------------
   12      [***]   AN-30-SW-DSS2.2      Dynamic Service Selection Software for the       $  300          [***]        [***]
            ---                         AN-30 IAD.                                          ---           ---          ---
------------------------------------------------------------------------------------------------------------------------------------
   13      [***]   AN-30-SW-B3.0        Basic System Software version 2.2 for the             0          [***]        [***]
            ---                         AN-30 IAD. W/routing                                ---           ---          ---
------------------------------------------------------------------------------------------------------------------------------------
   14      [***]   AN-20T               Integrated Access Device Base Unit.              $  895          [***]        [***]
            ---                         Includes 1-port Ethernet 10BT and 1-port ATM        ---           ---          ---
                                        WAN over unchannelized T1 (integral
                                        CSU/DSU).
------------------------------------------------------------------------------------------------------------------------------------

------------
   EXTENDED
    PRICE
------------
[***]
 ---

------------
[***]
 ---











------------
[***]
 ---






------------
[***]
 ---

------------
[***]
 ---

------------
[***]
 ---

------------
[***]
 ---



------------


*** Confidential treatment has been requested for certain redacted provisions of this agreement. The redacted provisions are identified by three asterisks enclosed by brackets and underlined. The confidential portion has been filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------------------------
  LINE      QTY         MODEL NO.                          DESCRIPTION                     LIST        DISCOUNT       DISCOUNT
  ITEM                                                                                     PRICE         RATE           PRICE
------------------------------------------------------------------------------------------------------------------------------------
   15      [***]   AN-20-SW-B2.2        Basic System Software version 2.2 for the             0          [***]        [***]
            ---                         AN-20 IAD. W/routing.                               ---           ---          ---
------------------------------------------------------------------------------------------------------------------------------------
   16      [***]   AN-20-SW-DSS2.2      Dynamic Service Selection Software version         $200          [***]        [***]
            ---                         2.2 for the AN-20 IAD.                              ---           ---          ---
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       TOTAL PRICE:
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       GRAND TOTAL:
------------------------------------------------------------------------------------------------------------------------------------


------------
   EXTENDED
    PRICE
------------
[***]
 ---

------------
[***]
 ---

------------
[***]
------------
[***]
------------

*** Confidential treatment has been requested for certain redacted provisions of this agreement. The redacted provisions are identified by three asterisks enclosed by brackets and underlined. The confidential portion has been filed separately with the Securities and Exchange Commission.

                                  ATTACHMENT C
                     RESIDENT ENGINEER AND TRAINING PROGRAM

        Accelerated Networks will provide at [***] during the first 12 months of UniDial's deployment a Resident Engineer starting [***] after the effective date of this agreement. Description and cost savings are described below. [***]

        Accelerated Networks will provide [***] to UniDial a total of [***] training seats with a class load of [***] persons maximum, which equates to [***] classes of on site training. UniDial may allocate a portion of the [***] seats as desired to Accelerated Network's HQ Training facility following appropriate scheduling timelines. Descriptions and cost savings to UniDial are described below. [***]

----------------------------------------------------------------------------------------------------
ACCELERATEDSTART SERVICE DESCRIPTION                 RESOURCES                   PRICING
PROFESSIONAL SERVICES
----------------------------------------------------------------------------------------------------
ON-SITE NETWORK OPERATIONS SUPPORT              ANI will deliver      3 Mos. [***]
                                                                              ---
Accelerated Networks can provide Resident       this service          6 Mos. [***]
                                                                              ---
Engineering personnel to serve as onsite                              12 Mos. [***]
                                                                               ---
support resource(s) at the customer's Network
Operation Center (NOC). The Resident
Engineer(s) have the responsibility to monitor
the ANI portion of the customer network to
ensure all faults are addressed as soon as one
may arise. In addition to the monitoring and
fault management of the Accelerated Networks
based network, the engineer(s) will assist in
managing the day to day process of integrating
and implementing major additions/transitions
to the Accelerated Networks-based network.
----------------------------------------------------------------------------------------------------
TRAINING                                        Will be offered       At Accelerated Networks
Accelerated Networks Educational Services       primarily by ANI      Training facilities in
offers focused hands-on courses to train        resources.  Third     Moorpark, CA
customer staff on the installation,             party training        PER STUDENT - [***]
                                                                                     ---
operations, troubleshooting and management of   facilities and        Includes course material,
the Accelerated Networks based networks.        trainers will be      instructor, facilities and
Classes are offered in Simi Valley, CA, or at   investigated.  Web    equipment.
the customer's premise.  Accelerated Networks   based and CD based    At Customer's Site
may supply all necessary equipment for          (CBT) programs are    PER STUDENT - [***]
                                                                                     ---
classes at the customer's site.  Maximum of 8   scheduled.            Includes course material,
students per class.  Technical Training                               instructor and expenses.
courses include topics such as:                                       Customer provides facilities
                                                                      and equipment.
    -   AccessPilot and CoPilot Element                               Accelerated Networks crates
        Management System (EMS)                                       and ships all necessary

    -   Configuration and Operations for                              Equipment to Customer's
        AN-20/24/28/30/31/32 and 3220/3204                            Site.  Maximum of 8 students
        multiservice access platform                                  per class.

    -   Installation and Maintenance for the                          EQUIPMENT - [$8995.]
        ANI devices                                                   Includes all needed equipment
                                                                      inclusive of Routers, Switches and
    -   Troubleshooting Accelerated Networks                          PBX simulators.
        Frame Relay, ATM, SDSL, and Voice
----------------------------------------------------------------------------------------------------

*** Confidential treatment has been requested for certain redacted provisions of this agreement. The redacted provisions are identified by three asterisks enclosed by brackets and underlined. The confidential portion has been filed separately with the Securities and Exchange Commission.

----------------------------------------------------------------------------------------------------
ACCELERATEDSTART SERVICE DESCRIPTION                 RESOURCES                   PRICING
PROFESSIONAL SERVICES
----------------------------------------------------------------------------------------------------
Networks
----------------------------------------------------------------------------------------------------
LAB SERVICES                                    This lab is an        No charge for validation of
The AcceleratedStart customer lab is            internal resource.    an ANI solution.
available to customers and account teams to     Third party
test and evaluate their solutions.  The lab     interoperability
has a variety of routers, Frame Relay and ATM   testing is being
switches, third party DSLAMs, CPE and test      evaluated.
equipment available to test specific
applications.
----------------------------------------------------------------------------------------------------

                                   ATTACHMENT D
                            TECHNICAL SUPPORT PROGRAMS

        ACCELERATED NETWORKS WILL HONOR A [***] DISCOUNT OFF LIST FOR A 1 YEAR CONTRACT PAID IN ADVANCE

        ACCELERATED NETWORKS WILL HONOR A [***] DISCOUNT OFF LIST FOR A 2 YEAR CONTRACT PAID IN ADVANCE

        ACCELERATED NETWORKS WILL HONOR A [***] DISCOUNT OFF LIST FOR A 3 YEAR CONTRACT PAID IN ADVANCE

---------------------------------------------------------------------------------------------------
             ACCELERATEDTAC SERVICES                      RESOURCES                PRICING
---------------------------------------------------------------------------------------------------
ACCELERATEDTAC PROGRAMS                             ANI Network Support     See pricing on next
Accelerated Networks Support Programs are           Engineers will assist   page
packaged to meet your network hardware and          24 hours a day 7 days
software needs.  Our Web Support, Remote            a week.  On site
Technical Support, On-Site Remedial Maintenance     trained and certified
and Repair and Replace services are expertly        authorized
prepared to ensure that Accelerated Networks        representatives
customer's network health is maintained at its      provide support.
optimum.



ACCELERATEDTAC BASIC                                PARTNER LIST
_x9 (local customer time) Telephone TAC support     UNISYS
with 45 minutes response.  Includes minor
software releases (bug fix) and WebTAC Access.

ACCELERATEDTAC ENHANCED
Basic service, 7x24 Telephone TAC support with
15 minutes response. Includes minor software releases (bug fix) and WebTAC Access and next business day advanced hardware replacement.

ACCELERATEDTAC PREMIUM
Enhanced service, 7x24 TAC access with 15 minutes response. Includes minor software releases (bug fix) and WebTAC Access and next business day on-site response.

ACCELERATEDTAC COMPREHENSIVE
Premium service, 7x24 TAC access with 15 minutes
response.  Includes minor software releases (bug
fix) and WebTAC Access, 4-hour on-site response
365 days a year.  Response time subject to
location.
---------------------------------------------------------------------------------------------------

*** Confidential treatment has been requested for certain redacted provisions of this agreement. The redacted provisions are identified by three asterisks enclosed by brackets and underlined. The confidential portion has been filed separately with the Securities and Exchange Commission.

                            TECHNICAL SUPPORT PRICING

----------------------------------------------------
        CUSTOMER SERVICE                PRICE
----------------------------------------------------
ACCELERATEDTAC BASIC
----------------------------------------------------
AN-20                                    [***]
----------------------------------------------------
AN-24                                    [***]
----------------------------------------------------
AN-28                                    [***]
----------------------------------------------------
AN-30                                    [***]
----------------------------------------------------
AN-31                                    [***]
----------------------------------------------------
AN-32                                    [***]
----------------------------------------------------
AN-3204                                  [***]
----------------------------------------------------
AN-3220                                  [***]
----------------------------------------------------
ACCELERATEDTAC ENHANCED
----------------------------------------------------
AN-20                                    [***]
----------------------------------------------------
AN-24                                    [***]
----------------------------------------------------
AN-28                                    [***]
----------------------------------------------------
AN-30                                    [***]
----------------------------------------------------
AN-31                                    [***]
----------------------------------------------------
AN-32                                    [***]
----------------------------------------------------
AN-3204                                  [***]
----------------------------------------------------
AN-3220                                  [***]
----------------------------------------------------
ACCELERATEDTAC PREMIUM
----------------------------------------------------
AN-20                                    [***]
----------------------------------------------------
AN-24                                    [***]
----------------------------------------------------
AN-28                                    [***]
----------------------------------------------------
AN-30                                    [***]
----------------------------------------------------
AN-31                                    [***]
----------------------------------------------------
AN-32                                    [***]
----------------------------------------------------
AN-3204                                  [***]
----------------------------------------------------
AN-3220                                  [***]
----------------------------------------------------


*** Confidential treatment has been requested for certain redacted provisions of this agreement. The redacted provisions are identified by three asterisks enclosed by brackets and underlined. The confidential portion has been filed separately with the Securities and Exchange Commission.

----------------------------------------------------
        CUSTOMER SERVICE                PRICE
----------------------------------------------------
ACCELERATEDTAC
COMPREHENSIVE 4 HOUR
----------------------------------------------------
AN-20                                    [***]
----------------------------------------------------
AN-24                                    [***]
----------------------------------------------------
AN-28                                    [***]
----------------------------------------------------
AN-30                                    [***]
----------------------------------------------------
AN-31                                    [***]
----------------------------------------------------
AN-32                                    [***]
----------------------------------------------------
AN-3204                                  [***]
----------------------------------------------------
AN-3220                                  [***]
----------------------------------------------------
ACCELERATEDTAC COMPREHENSIVE 2 HOUR
(CALL KEN OR ANSEL)
----------------------------------------------------
AN-20                                    [***]
----------------------------------------------------
AN-24                                    [***]
----------------------------------------------------
AN-28                                    [***]
----------------------------------------------------
AN-30                                    [***]
----------------------------------------------------
AN-31                                    [***]
----------------------------------------------------
AN-32                                    [***]
----------------------------------------------------
AN-3204                                  [***]
----------------------------------------------------
AN-3220                                  [***]
----------------------------------------------------

*** Confidential treatment has been requested for certain redacted provisions of this agreement. The redacted provisions are identified by three asterisks enclosed by brackets and underlined. The confidential portion has been filed separately with the Securities and Exchange Commission.